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                                                                    Exhibit 32.1

                                 PROTHERICS PLC

         CERTIFICATIONS PURSUANT TO RULE 13a-14(b) OF THE SECURITIES ACT
     OF 1934, AS AMENDED, AND 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Report of Protherics PLC (the "Company") on Form 20-F for the year ended March 31, 2004, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), Andrew J. Heath, Chief Executive Officer of the Company, and Barrington M. Riley, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 30, 2004                               /s/ Andrew J. Heath
                                                       -------------------------
                                                       Andrew J. Heath
                                                       Chief Executive Officer

                                                       /s/ Barrington M. Riley
                                                       -------------------------
                                                       Barrington M. Riley
                                                       Chief Financial Officer

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